                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 24, 1998


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
   Maryland                       1-12514                     84-1246585
(State or Other                  (Commission                  (IRS Employer
Jurisdiction of                  File Number)              Identification No.)
 Incorporation)
-------------------------------------------------------------------------------


                        620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462
               (Address of Principal Executive Offices)(Zip Code)


--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (610) 834-7950
--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 24, 1998, American Real Estate Investment Corporation (the "Company"), through American Real Estate Investment, L.P. (the "Operating Partnership"), a limited partnership of which the Company is the sole general partner and in which the Company owns an interest of approximately 54%, after the consummation of the transactions discussed herein, announced in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference, the acquisition on December 24, 1998 of an industrial portfolio consisting of 26 industrial buildings (the "Brashier Portfolio"). The Brashier Portfolio aggregates 2,396,198 square feet and was purchased for approximately $49.6 million. The purchase price was funded through proceeds from the Company's revolving credit facility and the issuance of $7.5 million in Convertible Preferred Limited Partnership Units to the sellers. As of December 31, 1998, the Brashier Portfolio was leased to 19 tenants. BMW of North America, Benore Logistic Systems, and Fabri-Kal Corp. each occupies more than 10% of the total leaseable square feet of the Brashier Portfolio.

The Brashier Portfolio is located in South Carolina as follows:

                                                                            LEASEABLE       DECEMBER 31,
                                                                              SQUARE           1998                YEAR
PROPERTY NAME                             LOCATION                            FEET            OCCUPANCY         CONSTRUCTED
-------------                             --------                            ----            ---------         -----------
White Horse Industrial Park               Greenville, SC                       390,000          100%                 1989

Buncombe Road Industrial Park             Greer, SC                            350,000          100%                 1988

Outlaw/South Highway 14 Industrial Park   Greer, SC                            302,000          100%                 1994

Piedmont Highway Industrial Park          Piedmont, SC                         400,000          100%                 1995

Augusta Road Industrial Park              Greenville, SC                       360,000          100%                 1996

1221 South Batesville Road                Greer, SC                            434,798          100%              1970/1985

Rocky Creek Business Park                 Greenville, SC                       159,400          100%                 1997
                                                                               -------

                  TOTAL                                                      2,396,198
                                                                             ---------
                                                                             ---------

The following table set forth below shows certain information regarding rental rates and lease expirations for the Brashier Portfolio as of December 31, 1998 (assuming that no tenants exercise renewal or cancellation options and that there are no tenant bankruptcies or other tenant defaults):

                                                                                                         ANNUALIZED RENT
                                                                 PERCENTAGE OF      ANNUALIZED RENT     PER LEASED SQUARE
    YEAR OF LEASE          NUMBER OF       SQUARE FOOTAGE OF      TOTAL LEASED        OF EXPIRING       FOOT OF EXPIRING
     EXPIRATION         EXPIRING LEASES     EXPIRING LEASES       SQUARE FEET          LEASES (1)            LEASES
    -------------       ---------------    -----------------     --------------     ---------------     -----------------
        1998                  ---                     ---              ---                      ---             ---
        1999                   20               1,520,600            63.46%          $    3,846,250       $    2.53
        2000                    5                 541,198            22.59%               1,352,795            2.50
        2001                    1                  20,000             0.83%                  65,000            3.25
        2002                    1                  14,400             0.60%                  50,400            3.50
        2003                  ---                     ---              ---                      ---             ---
        2004                  ---                     ---              ---                      ---             ---
        2005                  ---                     ---              ---                      ---             ---
        2006                    2                 300,000            12.52%                 750,000            2.50
        2007                  ---                     ---              ---                      ---             ---
     Thereafter               ---                     ---              ---                      ---             ---
                         -------------       ------------        -------------       --------------       ---------
    Total/Average              29               2,396,198           100.0%           $    6,064,445       $    2.53
                         -------------       ------------        -------------       --------------       ---------
                         -------------       ------------        -------------       --------------       ---------


(1) Annualized Rent of Expiring Leases, as used above, represents the monthly contractual rental rate in the month the lease expires, multiplied by twelve.


The sellers of the Brashier Portfolio (T. Walter Brashier, Martin Timothy Brashier, Hopewell Properties, Inc., TTT Partnership, Stonelodge, Inc., and Kidco) are parties unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies, and opportunities to retain and attract tenants. The purchase price was determined through an arm's length negotiation between the Company and the sellers.


ITEM 5.  OTHER EVENTS

As announced in a press release dated December 24, 1998, attached hereto as
Exhibit 99.2 and incorporated herein by reference, the Company completed a private placement of 800,000 shares of its Series A Convertible Preferred Stock to AEW Targeted Securities Fund, L.P., an investment partnership managed by AEW Capital Management, L.P. The Convertible Preferred Shares have a conversion price of $16.50, a distribution rate of 9% per annum and are convertible at any time, at AEW's option. The liquidation preference of each Convertible Preferred Share is $25.00. The Company may redeem the Convertible Preferred Shares at any time on or after December 15, 2003. The net proceeds of $19.6 million from the sale were used to repay outstanding indebtedness.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         It is impracticable to file with this Form 8-K the financial statements and pro forma financial information required by this Item 7 with regard to the acquisitions described in Item 2 above. Those financial statements and pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

(b)      PRO FORMA FINANCIAL INFORMATION
         See Item 7(a).

(c)      EXHIBITS

         10.1 Agreement of Sale and Purchase between T. Walter Brashier, Martin Timothy Brashier, Hopewell Properties, Inc. TTT Partnership, Stoneledge, Inc., Kidco and American Real Estate Investment, L.P.
         10.2 Twelfth Amendment to Agreement of Sale and Purchase between T. Walter Brashier, Martin Timothy Brashier, Hopewell Properties, Inc., TTT Partnership, Stoneledge, Inc., and Kidco and American Real Estate Investment, L.P.
         10.3 Preferred Unit Recipient Agreement between Hopewell Properties, Inc., and American Real Estate Investment, L.P.
         10.4 Securities Purchase Agreement between American Real Estate Investment Corporation and AEW Targeted Securities Fund, L.P.
         10.5 Registration Rights Agreement between American Real Estate Investment Corporation and AEW Targeted Securities Fund, L.P.
         10.6 Articles Supplementary classifying and designating a series of Preferred Stock as Series A Convertible Preferred Stock and fixing distribution and other preferences and rights of such series.
         99.1 Press Release dated January 4, 1999
         99.2 Press Release dated December 24, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AMERICAN REAL ESTATE INVESTMENT
                                        CORPORATION


       Date:    January 8, 1999         By:      /S/ JEFFREY E. KELTER
                                                 -----------------------------
                                                 Jeffrey E. Kelter
                                                 President


       Date:    January 8, 1999         By:      /S/ TIMOTHY A. PETERSON
                                                 -----------------------
                                                 Timothy A. Peterson
                                                 Chief Financial Officer


       Date:    January 8, 1999         By:      /S/ TIMOTHY E. MCKENNA
                                                 ----------------------
                                                 Timothy E. McKenna
                                                 Treasurer
                                                 (Principal Accounting Officer)